Exhibit 13.2
Certification by the Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the annual report of Perfect Corp. (the “Company”) on Form 20-F for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hsiao-Chuan Chen, Principal Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2026

By:	/s/ Hsiao-Chuan Chen
Name:	Hsiao-Chuan Chen
Title:	Vice President and Head of Finance and Accounting (Principal Financial Officer and Principal Accounting Officer)